Loans and Borrowings	12 Months Ended
Mar. 31, 2025
Financial instruments [Abstract]
Loans and Borrowings	Marketable Securities

Accounting Policy

Marketable securities are initially measured at fair value and are subsequently measured at fair value through profit or loss (“FVTPL”) or are designated at fair value through other comprehensive income (loss) (“FVTOCI”), at the election of the Company. The designation of FVTOCI is made on an instrument by instrument basis and if elected, subsequent changes in fair value are recognized in other comprehensive income (loss) and not through profit or loss on disposition.

As at March 31, 2025, the Company held the following marketable securities:

Financial asset hierarchy level	Level 1

FVTPL
$
Balance, March 31, 2023	—
Additions	5,025
Disposals	(2,179)
Unrealized gain on changes in fair value	1,190
Balance, March 31, 2024	4,036
Additions	554
Disposals	(4,700)
Realized gain on disposal	664
Balance, March 31, 2025	554
Loans and Borrowings

Accounting Policy

Loans and Borrowings are initially recognized at fair value, net of transaction costs incurred. Loans are subsequently measured at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption amount is recognized in profit or loss over the period of the borrowings using the effective interest method. Loans are derecognized from the consolidated statement of financial position when the obligation specified in the contract is discharged, cancelled, or expired. The difference between the carrying amount of a financial liability that has been extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred or liabilities assumed, is recognized in profit or loss as finance costs. Loans are classified as current liabilities unless the Company has an unconditional right to defer settlement of the liability for at least 12 months after the reporting period.

(a) Term Facilities
On August 25, 2022, through the acquisition of a controlling interest of 50.1% in Bevo, the Company acquired the loans under Bevo’s credit facility (the “Credit Agreement”). The Credit Agreement includes two term loans (“Term Facility 1” and “Term Facility 2”, together the “Term Facilities”).
The changes in the carrying value of the Term Facilities, current and non-current are as follows:

Term Facilities
$
Balance, March 31, 2023	38,224
Drawings	2,751
Interest accretion	23
Principal repayments	(2,749)
Balance, March 31, 2024	38,249
Transfer from Revolver	4,000
Drawings	2,824
Interest accretion	13
Debt issuance costs	(493)
Principal repayments	(2,100)
Balance, March 31, 2025	42,493
Current portion	(2,299)
Long-term portion	40,194
Term Facility 1

On January 21, 2025, Term Facility 1 was settled and replaced with a new loan agreement in the amount of $43.0 million. This includes transfers from the Revolver of $4.0 million and the Term Facility 2 of $5.0 million, which was substantially modified in the amendment of the Credit Agreement (“Amended Credit Agreement”). The maturity date of the new Term Facility 1 is October 20, 2028 and quarterly interest is variable based on daily CORRA, plus an adjustment factor of 0.3%, plus an applicable margin ranging from 1.50% and 3.00%. The Company currently makes quarterly repayments of $0.5 million, with the balance outstanding payable upon maturity. As at March 31, 2025, the amount outstanding was $42.0 million (March 31, 2024 – $35.5 million) with a borrowing rate of 6.60% and an effective interest rate of 6.94%.
Term Facility 2
On January 21, 2025, Term Facility 2 was substantially modified, to extend the maturity date to October, 20, 2028 from October 20, 2026 and transfer the full balance outstanding as of that date to the Term Facility 1, resulting in a nil balance on the date of modification. Additionally, the maximum capacity of Term Facility 2 decreased from $16.0 million to $6.0 million. The Amended Credit Agreement allows for multiple advances, subject to a cost of borrowing based on daily CORRA, plus an adjustment factor of 0.3%, plus an applicable margin ranging from 1.50% and 3.00%. Quarterly repayments are required and are based on the amounts drawn upon, with the balance outstanding payable upon maturity. As at March 31, 2025, the total amount drawn from Term Facility 2 was $0.5 million (March 31, 2024 – $2.8 million) with a borrowing rate and effective interest rate of 6.60%.
(b) Revolver
On January 21, 2025, the Revolver was partially settled through a transfer of $4.0 million to the Term Facility 1, reducing the amount drawn to $13.9 million on the day of the partial settlement and increasing the availability of funds. The total borrowings available under the revolver is $18.0 million, until October 21, 2028 when the Revolver matures. Interest payments are based on daily CORRA, plus an adjustment factor of 0.3%, plus an applicable margin ranging from 1.50% and 3.00%. The undrawn balance of the revolver is subject to a stand-by fee between 0.4% and 0.6%. As at March 31, 2025, the total amount drawn from the revolver was $16.7 million (March 31, 2024 – $16.8 million), with a borrowing rate of 7.0%. The Revolver is classified as current on the consolidated statements of financial position.
The Term Facilities and Revolver are secured against all of Bevo’s propagation facilities, which have a carrying value of approximately $118.0 million. The terms of the Amended Credit Agreement are subject to customary financial and non-financial covenants. As at March 31, 2025, the Company is in compliance with the covenants.
(c) Creditor Agreement

On March 18, 2024, the Company entered into an unsecured Pari Passu Creditor Agreement (“Creditor Agreement”) with Bevo, in which participating shareholders of Bevo provided funds pursuant to the Creditor Agreement. The Creditor Agreement was for a total loan of $5.0 million and bears interest at a fixed rate of 14.0% per annum. The principal and accrued interest were originally due on May 31, 2025, however this was subsequently amended to allow for a two month extension of the principal due August 1, 2025. The amendment also increases the fixed rate of interest to 17% during the extension period and requires accrued interest and an amendment fee totaling $0.5 million payable upon execution of the amendment. The Company advanced funds of $2.5 million, which together with accrued interest and the amendment fee are eliminated upon consolidation. The remaining balance is classified as current on the consolidated statements of financial position.
During the year ended March 31, 2025, total interest expense for loans and borrowings of $3.9 million (year ended March 31, 2024 – $3.5 million) was recognized as finance and other costs in the consolidated statements of income (loss) and comprehensive income (loss). Accrued interest of $0.3 million (March 31, 2024 - nil) is recorded in accounts payable and accrued liabilities on the consolidated statements of financial position.